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                          BROWNIA SMALL-CAP GROWTH FUND
                           BROWNIA GROWTH EQUITY FUND
                           BROWNIA MARYLAND BOND FUND

                                  ANNUAL REPORT
                                  MAY 31, 2002


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BROWNIA SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
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                                                     May 31, 2002

Dear Shareholder:

For the year ended May 31, 2002 the BrownIA Small-Cap Growth Fund's (the "Fund") share value declined 29.22% as compared with a decline of 15.82% for the Russell 2000 Growth Index.* While we are not pleased with these results, they are more palatable when viewed in the context of the current environment. That environment is largely characterized by rapidly declining share prices resulting from "investors" penchant to sell first and ask questions later on negative news. This short-term mentality does not favor our long-term investment approach. However, as we continue to evaluate the health of the Fund's companies, with few exceptions, we believe it is strong. Many of the Fund's companies have been growing in spite of the slow-growth environment and are well positioned to increase their growth as the economy improves.

It would be easy to lay the blame for the Fund's underperformance on its heavy exposure to technology, a sector that has been very hard hit. Our analysis of the performance of the underlying individual stocks illustrates why we remain enthusiastic about the prospects for technology stocks when overall capital spending by corporate America accelerates. For example, ATMI, Inc., a company that sells consumables to semiconductor manufacturers, was one of the best performing stocks in the Fund. While its business remained under pressure, the stock responded very positively at the first signs of industry strength in Taiwan. The best performing stock during the last year was Getty Images, Inc. While this company is not a technology company (it provides stock images for advertising and editorial use), it utilizes technology through to digitize its images and sell over the internet. As such, it was caught up in the internet bubble of late 1999 and early 2000. We believe the stock has performed well recently because of management's extraordinary discipline in reducing expenses, visibility related to the benefits of digitizing its images, and very early signs of an up-tick in advertising spending. The lesson learned from these two situations is that small cap stocks can move very quickly, and it is important to be shareholders BEFORE concrete signs of an improvement appear in business conditions. Many other companies have continued to report strong growth, yet their share prices have been hard-hit. These include WebEx Communications, Inc., Digital Insight Corp., I-Many, Inc., and SonoSite, Inc. We believe that they too are well positioned to respond as sentiment improves.

On average, negative pressure continued on technology issues, but any controversy or negative news translated into poor stock performance in almost every sector. ArthroCare Corp., a health care products company, suffered a slight setback in moving to a new plant. Expenses were above plan and the shares were trounced. Tekelec, Inc., a supplier to the communications industry, did a remarkable job anticipating, planning for, and executing through the rough seas of the telecom world. Nonetheless, its share price declined abruptly, for no apparent reason other than the extreme level of angst surrounding the financial problems of telecom service providers.

The last twelve months continued to challenge the fortitude of small-capitalization growth investors. The factors negatively affecting investor sentiment are well known. They include the bursting of the telecommunications and technology spending bubble in 1999, the subsequent slow down of the overall U.S. economy, the horror of the events of September 11 and fears of further terrorist activity. And even with the beginning of a potential economic recovery this year, great attention is still focused on negative factors. While the market, technology in particular, exhibited signs of strength at year-end, it has spent the first five months of 2002 "testing" the lows reached on September 21, 2001.

Despite all this, the good news is that investors have adjusted their expectations to a more reasonable level. Whether or not it is reasonable enough to prevent the establishment of a new market low remains to be seen. What we do know is that investors have severely reduced their growth targets for many of the Fund's holdings. What may be underestimated, however, is the impact of significant cost reductions at most of those companies. This action is likely to provide a great deal


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BROWNIA SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
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of  operating  leverage  when  business  conditions  improve.  At that time,  or conceivably  before,  as in the case of Getty  Images,  Inc.  and ATMI,  Inc. we
believe  it  is  possible  that   expectations   and  share  prices  could  rise
substantially.

Frederick L. Meserve, Jr.
Portfolio Manager

----------------------------


*FOR ADDITIONAL PERFORMANCE INFORMATION, PLEASE SEE PAGE 7. THE VIEWS IN THIS REPORT WERE THOSE OF THE PORTFOLIO MANAGER AS OF MAY 31, 2002 AND MAY NOT
REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (07/02).


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BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
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                                                             May 31, 2002

Dear Shareholder:

As of May 31, 2002, the BrownIA Growth Equity Fund's (the "Fund") fiscal year came to a close. As discussed herein, we look back on the important factors that have dominated the equity markets and subsequently affected the Fund's performance for the previous twelve months.

- GROWTH IN GDP - First quarter 2002 GDP results have just been released and the economy grew at a very robust 5.6% annual rate. The market typically likes a recovering economy. Two exceptions to this are when the recovery appears short-lived or when the recovery is strong enough to increase the likelihood of a Federal Reserve interest rate hike. At different times over the past six months, both of these fears have depressed stock prices.

- MILITARY/TERRORIST ACTIVITY - Operation Enduring Freedom and the threat of additional terrorist attacks on our country are not positive backdrops for a bull market, as they undermine investor confidence.

- INTEREST RATES - The yield on the 10-Year Treasury bottomed below 4.25% in November of last year and it is currently hovering around 5.25%. Rising interest rates typically put pressure on P/E multiples or increase the discount that investors apply to future earnings streams.

- CONSUMER SENTIMENT - Although the consumer has been a very steady influence throughout this brief recession, we believe they have very little "dry powder" available to help fuel a recovery.

- VALUATION - The market is not cheap relative to its history, selling above 20 times this year's expected earnings per share.

Our strategy over the past few quarters has been to emphasize those industries and business models that we feel can grow revenues and earnings through this difficult economic backdrop. We continue to focus on companies that have the potential to grow earnings at a sustainable rate of 15% or more and we are drawn to stocks that seek to achieve this kind of profitability through top line growth and improving operating efficiencies. We have spent a lot of time stressing business models trying to determine the sustainability of a company's growth rate through a full business cycle. Ideally, we would like to own companies for a multi-year period which leads us to target companies operating in large and growing markets. In an economy of mature industries where price deflation is common, we believe opportunities exist in a number of sectors for real growth driven by innovation and strong management execution. In those cases, we have increased confidence in the ability of the companies to sustain high or even accelerating rates of growth.

Also central to our growth strategy is financial flexibility. A strong balance sheet and free cash flow generation will enhance a company's ability to grow organically throughout the business cycle. It also allows a company to follow an acquisition strategy to achieve its growth targets. Balance sheet strength is a requirement within our investment process. The median debt/total capital of the companies in the Fund is under 20%, and with their strong free cash flow generation, capital requirements are limited.

In the Fund, we have made some specific shifts in strategy that are worth mentioning. Late in 2001, the interest rate cycle appeared to have made a secular bottom, and we felt that we should shift our focus in the financial sector of the Fund away from those banks that generated the bulk of their revenues from net interest income (Chase, Wells Fargo) and towards more diversified financial services firms that rely more extensively on steadier fee-based sources of revenue. Towards that end, we added Morgan Stanley Dean Witter & Co. and Mellon Financial Corp. to the portfolio. Morgan Stanley has a enviable position in the investment banking, trading and brokerage industries and Mellon has shifted away from being a regional commercial bank to much more of an asset management and custody player. We're in the process of initiating positions in Marsh & McLennan Cos., Inc. for two reasons. First, we think the favorable pricing cycle has a ways to run. As an insurance broker, it allows us to play the pricing cycle without having the underwriting risk associated with the insurers. They also own Putnam Investments - a premier mutual fund family.


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BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
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We  continue  to  overweight  the  technology  area as we feel the  recovery  in corporate earnings will bring a rebound in information technology spending. If corporate America is going to build on the productivity growth of the past decade, they are going to have to spend to accomplish it. This spending will be in the areas of computing, remote access and wireless. We like semiconductor stocks and have maintained positions in Intel Corp. and Texas Instruments, Inc. We look for demand to return to key end markets like wireless and hardware equipment and we have a couple of stocks that are leading suppliers in this segment. We initiated a position in Powerwave Technologies, Inc., which is a dominant provider of multi-carrier amplifiers used by the wireless industry and have added to our Flextronics International Ltd. position, one of the leaders in the EMS industry and the largest producer and manufacturer of wireless handsets in that segment.

We are increasingly looking at sub-sectors within the general healthcare industry as growth areas. We feel that pharmaceuticals, biotechnology and drug discovery companies will provide attractive returns over the next few years. Towards that end, over the past year we have built our positions in Pharmacia Corp. and Merck & Co., Inc., initiated a position in Waters Corp. and are poised to commit more dollars to the general healthcare industry when valuations dictate.

Looking forward, we are optimistic about the prospects for growth stocks over the next couple of years. The combination of improving earnings growth and increasingly compelling valuations should result in attractive returns going forward. Key growth sectors like health care and technology have underperformed and we think they are in the process of bottoming. Investor expectations are low and as companies begin to report even modest improvements in profitability, we believe that the equities market is well positioned to move higher.

Geoffrey R. B. Carey, CFA                              Jane W. Korhonen, CFA
Portfolio Manager                                       Portfolio Manager

----------------------------

THE VIEWS IN THIS REPORT WERE THOSE OF THE PORTFOLIO MANAGERS AS OF MAY 31, 2002 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (07/02).


                                        4
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BROWNIA MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             May 31, 2002

Dear Shareholder:

We are pleased to provide you with the results of the BrownIA Maryland Bond Fund for the year ended May 31, 2002.

The previous twelve months turned out to be positive for the tax-exempt bond market. A series of economic and psychological factors combined to create an environment of uncertainty and, in response to September 11th, fear. Confronted with weak equity markets and eleven rate reductions by an accommodative Federal Reserve, the fixed income market became an attractive alternative for many investors. Psychologically, the recession, the terrorist attacks on the U.S. and the ensuing war in Afghanistan, fostered an atmosphere in which municipal bonds, with their historical stability of income and low price volatility attracted cautious investors.

We believe last year's extensive fiscal and monetary stimulus should provide the backdrop for an economic recovery, albeit mild in magnitude. With inflation measures indicating that inflation should remain, in Chairman Greenspan's words, "remarkably quiescent", the Federal Reserve will likely feel less pressure to raise interest rates as the economy moves out of recession. Equity performance, as evidenced by recent declines in the broad market indices, is likely to be mixed until more concrete evidence of a solid economic recovery and rebound in corporate profits is under way. Although rates may rise later this year, the municipal market represents opportunities for many investors. Demand for tax-advantaged fixed income securities should continue, as investors, particularly baby boomers who witnessed the erosion of their retirement savings, shift more assets to fixed income. Declining tax revenues and projected budget deficits typically lead states and local governments to increase borrowing to fund gaps in operating budgets. With municipal bond issuance expected to hit record levels in 2002, investors should have ample supply in the market.

The State of Maryland, the Fund's largest holding of bonds, has maintained a AAA rating by the top three rating services, Moody's, Standard & Poor's and Fitch and has a stable outlook based on strong financial management and a moderately strong economy. Faced with a national recession, the State of Maryland experienced a moderate slowdown in early 2002 while other states felt the effects in 2001. Revenues for fiscal 2002 have been reduced, resulting in the forecast of a General Fund operating deficit for 2002 and 2003. Cost reduction proposals have been enacted by the Governor to address the 2002 budget deficit, while the fiscal plan for 2003 includes a "Budget Reconciliation Act" which would tap the State's reserves, in conjunction with cost containment, to balance the budget. The rating agencies have maintained a stable outlook for the State despite higher projected deficits, based on a history of flexible financial management and prospects for solid economic growth.

The BrownIA Maryland Bond Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes. The intention of the Fund is to maintain an average maturity between five and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Over the past year, the average maturity of the Fund has been between 5.5 and 6.5 years. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers, specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of May 31, 2002, 67% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent 38% of Fund assets and the overall credit quality is AA. General obligations of Maryland and its municipalities represent approximately 48% of assets while various revenue issues comprise 52% of assets.

LARGEST HOLDINGS (AS OF MAY 31, 2002)  % OF HOLDINGS   S&P CREDIT RATING
-  State of Maryland                        14%               AAA
-  University of Maryland                    7%               AA3
-  Maryland Community Development
   Admin.                                    6%               AA2
-  Maryland Health & Higher Ed. for
   Johns Hopkins Hospital                    6%                A1
-  Baltimore Co., Maryland                   5%               AAA


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BROWNIA MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------

                           BROWNIA MARYLAND BOND FUND
                     SECTOR ALLOCATION (AS OF MAY 31, 2002)

                            [PIE CHART INFORMATION]

                       Revenue                       52%
                       Cash                           5%
                       General Obligations           43%

The returns provided by the BrownIA Maryland Bond Fund since inception have been competitive with its benchmark, the Lehman seven-year Municipal Bond Index, recognizing that Maryland carries a higher rating and thus lower yield than the benchmark. The Fund has also performed well relative to comparable Maryland municipal bond funds.

  CUMULATIVE PERFORMANCE (AS OF MAY 31, 2002)*         MTD       YTD       ITD
      BROWNIA MARYLAND BOND FUND                       0.62%     3.43%     6.03%
      Lehman 7 yr. Muni Bond Index                     0.57%     4.04%     6.58%

Monica M. Hausner
Portfolio Manager

----------------------------

*FOR ADDITIONAL PERFORMANCE, PLEASE SEE PAGE 8. THE VIEWS IN THIS REPORT WERE THOSE OF THE PORTFOLIO MANAGER, AS OF MAY 31, 2002 AND MAY NOT REFLECT HER VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. THE FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. (07/02).


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BROWNIA SMALL-CAP GROWTH FUND AND BROWNIA GROWTH EQUITY FUND
PERFORMANCE CHARTS & ANALYSIS
May 31, 2002
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COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

These charts reflect the change in value of a $10,000 investment, including reinvested dividends and distributions, in BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund, compared with a broad-based securities market index, since each Fund's inception. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Standard and Poor's 500 Composite Index (The "S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of each Fund includes operating expenses that reduce returns, while the total return of each index does not include expenses. Each Fund is professionally managed while each index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A
GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM A FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPHS AND TABLES BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       BROWNIA SMALL-CAP GROWTH FUND VS.
                          RUSSELL 2000(R) GROWTH INDEX

Average Annual Total Return on 5/31/02
1 Year:                                    (29.22%)
Since Inception on 6/28/99:                 (5.02%)
Investment Value on 5/31/02
BIA Small-Cap Growth Fund:                $ 8,600
Russell 2000(R) Growth Index:             $ 8,308


                          [Plot points for
     BrownIA Small-Cap Growth Fund  vs. Russell 2000(R) Growth Index]

                                 BrownIA
                                Small-Cap      Russell 2000(R)
                    Date       Growth Fund      Growth Index
                  --------     -----------     --------------
                  06/28/99        10,000            10,000
                  06/30/99        10,000            10,000
                  07/31/99         9,820             9,982
                  08/31/99         9,720             9,609
                  09/30/99        10,320             9,794
                  10/31/99        11,040            10,045
                  11/30/99        12,300            11,107
                  12/31/99        15,320            13,065
                  01/31/00        13,940            12,943
                  02/29/00        19,850            15,955
                  03/31/00        16,450            14,278
                  04/30/00        14,800            12,836
                  05/31/00        13,820            11,712
                  06/30/00        15,140            13,225
                  07/31/00        14,270            12,092
                  08/31/00        15,680            13,364
                  09/30/00        14,210            12,700
                  10/31/00        14,620            11,669
                  11/30/00        12,330             9,550
                  12/31/00        12,932            10,135
                  01/31/01        13,515            10,955
                  02/28/01        11,349             9,453
                  03/31/01         9,923             8,594
                  04/30/01        11,818             9,646
                  05/31/01        12,151             9,869
                  06/30/01        12,921            10,138
                  07/31/01        11,766             9,273
                  08/31/01        10,839             8,694
                  09/30/01         8,340             7,291
                  10/31/01         9,360             7,993
                  11/30/01        10,318             8,660
                  12/31/01        11,255             9,199
                  01/31/02        10,568             8,872
                  02/28/02         9,298             8,298
                  03/31/02        10,339             9,019
                  04/30/02         9,589             8,824
                  05/31/02         8,600             8,308

                         BROWNIA GROWTH EQUITY FUND VS.
                                  S&P 500 INDEX

Average Annual Total Return on 5/31/02
1 Year:                                    (18.96%)
Since Inception on 6/28/99:                 (8.83%)
Investment Value on 5/31/02
BIA Growth Equity Fund:                   $ 7,631
S&P 500 Index:                            $ 8,329

                              [Plot points for
                  BrownIA Growth Equity Fund  S&P 500 Index]

                              BrownIA Growth
                   Date        Equity Fund       S&P 500 Index
                 --------     --------------     -------------
                 06/28/99         10,000             10,000
                 06/30/99         10,000             10,000
                 07/31/99          9,990             10,001
                 08/31/99          9,900              9,952
                 09/30/99          9,536              9,679
                 10/31/99         10,096             10,292
                 11/30/99         10,347             10,501
                 12/31/99         10,878             11,119
                 01/31/00         10,558             10,560
                 02/29/00         10,418             10,361
                 03/31/00         11,329             11,373
                 04/30/00         10,959             11,031
                 05/31/00         10,859             10,805
                 06/30/00         10,879             11,071
                 07/31/00         10,499             10,898
                 08/31/00         11,060             11,575
                 09/30/00         10,349             10,964
                 10/31/00         10,509             10,918
                 11/30/00          9,528             10,057
                 12/31/00          9,842             10,107
                 01/31/01         10,502             10,465
                 02/28/01          9,421              9,512
                 03/31/01          8,624              8,909
                 04/30/01          9,416              9,601
                 05/31/01          9,416              9,665
                 06/30/01          9,300              9,430
                 07/31/01          9,119              9,338
                 08/31/01          8,367              8,754
                 09/30/01          7,566              8,047
                 10/31/01          8,049              8,201
                 11/30/01          8,893              8,829
                 12/31/01          8,922              8,907
                 01/31/02          8,681              8,777
                 02/28/02          8,228              8,608
                 03/31/02          8,486              8,931
                 04/30/02          7,681              8,390
                 05/31/02          7,631              8,329

As of June 30, 2002 for the BrownIA Small-Cap Growth Fund, the Fund's one year and since inception average annual returns were -39.56% and -7.90%, respectively. For the same time period the BrownIA Growth Equity Fund's one year and since inception average annual returns were -25.09% and -11.33%, respectively. During the period certain fees were waived or expenses reimbursed; otherwise, total returns would have been lower. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.


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BROWNIA MARYLAND BOND FUND
PERFORMANCE CHARTS & ANALYSIS
MAY 31, 2002
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COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a $10,000 investment, including reinvested dividends and distributions, in BrownIA Maryland Bond Fund, compared with a broad-based municipal bond index, since December 21, 2000. Changes in the value of the Lehman Brothers 7-year Municipal Bond Index are based on an inception date of December 31, 2000. The Lehman Brothers 7-year Municipal Bond Index is a market index of investment grade municipal fixed-rate debt securities with an average maturity of 7 years. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPH AND TABLE BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                         BROWNIA MARYLAND BOND FUND VS.
                  LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

Average Annual Total Return on 5/31/02
1 Year:                                                   5.70%
Since Inception on 12/21/00:                              6.03%

Investment Value on 5/31/02
BrownIA Maryland Bond Fund:                            $10,881
Lehman 7-year Municipal Bond Index:                    $10,965

[Line Graph]

                                             LEHMAN BROTHERS 7-YEAR MUNICIPAL
             BROWNIA MARYLAND BOND FUND                 BOND INDEX
             --------------------------      --------------------------------
12/31/00               10000                              10000
01/31/01               10119                              10190
02/28/01               10137                              10197
03/31/01               10228                              10279
04/30/01               10127                              10187
05/31/01               10254                              10303
06/30/01               10317                              10354
07/31/01               10422                              10483
08/31/01               10577                              10641
09/30/01               10580                              10638
10/31/01               10676                              10746
11/30/01               10546                              10626
12/31/01               10478                              10539
01/31/02               10627                              10738
02/28/02               10763                              10879
03/31/02               10527                              10641
04/30/02               10771                              10903
05/31/02               10881                              10965

As of June 30, 2002, the Fund's one year and since inception average annual returns were 6.19% and 6.45%, respectively. During the period certain fees were waived or expenses reimbursed; otherwise, total returns would have been lower.

--------------------------------------------------------------------------------
BROWNIA SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2002
--------------------------------------------------------------------------------

Shares             Security Description            Value         Shares             Security Description            Value
------             --------------------         ------------     ------             --------------------         ------------
COMMON STOCK (95.6%)                                             PRODUCER DURABLES (10.3%)
AUTOS & TRANSPORTATION (8.6%)                                       108,867   AstroPower, Inc. +                    3,580,636
   245,160   Atlantic Coast Airlines Holdings,                      229,220   ATMI, Inc. +                          6,108,713
             Inc. +                             $  5,344,488        312,183   Powerwave Technologies, Inc. +        3,312,262
   171,835   Forward Air Corp. +                   5,447,170                                                     ------------
                                                 -----------                                                       13,001,611
                                                  10,791,658                                                     ------------
                                                 -----------     TECHNOLOGY (26.2%)
CONSUMER DISCRETIONARY (26.5%)                                      156,918   Alpha Industries, Inc. +              1,598,994
   193,709   Apollo Group, Inc. +                  6,679,087         61,597   Digimarc Corp. +                        788,442
    76,702   Bright Horizons Family Solutions,                      329,976   Documentum, Inc. +                    4,289,688
             Inc. +                                2,266,544        636,814   I-Many, Inc. +                        2,751,036
   138,092   CoStar Group, Inc. +                  2,933,074        166,830   i2 Technologies, Inc. +                 658,979
   209,389   Edison Schools, Inc. +                  215,671        124,466   Novadigm, Inc. +                        877,485
   235,144   Getty Images, Inc. +                  7,903,191         16,454   Power Integrations, Inc. +              371,038
    64,192   Hot Topic, Inc. +                     1,643,315        202,211   RSA Security, Inc. +                  1,162,511
    73,726   Krispy Kreme Doughnuts, Inc. +        2,794,215        373,029   SIPEX Corp. +                         3,540,045
    60,083   MemberWorks, Inc. +                   1,032,225         56,535   Synopsys, Inc. +                      2,851,625
   161,249   O'Charleys, Inc. +                    3,703,890        322,560   Synplicity, Inc. +                    2,096,640
    66,559   Princeton Review, Inc. +                532,472        392,306   Tekelec, Inc. +                       4,158,444
   256,780   QRS Corp. +                           2,483,063        236,094   Tripath Technology, Inc. +              266,786
    77,025   Tweeter Home Entertainment Group,                      374,812   WebEx Communications, Inc. +          5,228,627
             Inc. +                                1,297,101        352,677   Wind River Systems, Inc. +            2,369,989
                                                 -----------                                                     ------------
                                                  33,483,848                                                       33,010,329
                                                 -----------                                                     ------------
FINANCIAL SERVICES (3.0%)                                        Total Common Stock (Cost $136,478,586)           120,596,584
   268,443   Digital Insight Corp. +               3,814,575                                                     ------------
                                                 -----------     SHORT-TERM INVESTMENT (4.6%)
HEALTH CARE (18.3%)                                               5,828,371   Deutsche Cash Management Fund
    39,946   Affymetrix, Inc. +                      956,707                   (Cost $5,828,371)                    5,828,371
   392,226   ArthroCare Corp. +                    4,396,853                                                     ------------
    21,157   Aspect Medical Systems, Inc. +          104,939     TOTAL INVESTMENTS IN SECURITIES - 100.2%
   306,456   Eclipsys Corp. +                      4,544,742     (COST $142,306,957)                             $126,424,955
    74,764   EPIX Medical, Inc. +                    745,397                                                     ------------
   137,061   Incyte Genomics, Inc. +               1,007,261     OTHER ASSETS AND LIABILITIES, NET - (0.2)%          (225,737)
    35,104   Neose Technologies, Inc. +              370,698                                                     ------------
   167,775   SonoSite, Inc. +                      2,709,566     TOTAL NET ASSETS - 100.0%                       $126,199,218
   283,024   Sunrise Assisted Living, Inc. +       8,267,131                                                     ============
                                                 -----------
                                                  23,103,294
                                                 -----------
MATERIALS & PROCESSING (2.7%)
    52,856   Symyx Technologies +                    858,381
    91,440   Trex Co., Inc. +                      2,532,888
                                                 -----------
                                                   3,391,269
                                                 -----------


------------------------------------------------
+ Non-income producing security.


See Notes to Financial Statements       9

--------------------------------------------------------------------------------
BROWNIA GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2002
--------------------------------------------------------------------------------

Shares            Security Description             Value         Shares            Security Description             Value
------            --------------------          -----------      ------            --------------------          -----------
COMMON STOCK (97.2%)                                             HEALTH CARE (17.1%)
BASIC INDUSTRY (1.1%)                                              17,700   Amgen, Inc. +                            843,051
  10,825   Rohm & Haas Co.                      $   407,886        21,980   Medtronic, Inc.                        1,014,377
                                                -----------        16,100   Merck & Co., Inc.                        919,310
CAPITAL GOODS (7.7%)                                               40,500   Pfizer, Inc.                           1,401,300
  17,100   Dover Corp.                              608,589        26,600   Pharmacia Corp.                        1,148,854
  20,000   Emerson Electric Co.                   1,157,000        20,100   Waters Corp. +                           535,866
  46,100   Tyco International Ltd.                1,011,895         9,700   Zimmer Holdings, Inc. +                  339,306
                                                -----------                                                       ----------
                                                  2,777,484                                                        6,202,064
                                                -----------                                                       ----------
CONSUMER CYCLICALS (9.8%)                                        TECHNOLOGY (21.0%)
  23,300   Costco Wholesale Corp. +                 914,991        33,000   BEA Systems, Inc. +                      355,080
  17,300   Lowe's Cos., Inc.                        815,868        60,300   Cisco Systems, Inc. +                    951,534
           Marriott International, Inc. -                          34,575   Dell Computer Corp. +                    928,339
  21,950   Class A                                  887,658        46,500   Flextronics International Ltd. +         615,195
  15,850   Target Corp.                             656,983        29,600   Intel Corp.                              817,552
   7,500   Tiffany & Co.                            281,250        65,000   JDS Uniphase Corp. +                     228,150
                                                -----------        19,100   Microsoft Corp. +                        974,291
                                                  3,556,750        44,300   Oracle Corp. +                           349,970
                                                -----------       136,655   Parametric Technology Co. +              475,559
CONSUMER STAPLES (14.8%)                                           41,100   Powerwave Technologies, Inc. +           436,071
  15,800   Anheuser-Busch Cos., Inc.                815,438        28,800   Texas Instruments, Inc.                  825,696
  47,500   AOL Time Warner, Inc. +                  888,250        29,000   VERITAS Software Corp. +                 657,430
  33,600   Comcast Corp. - Class A +                946,176                                                      -----------
  14,600   Kimberly-Clark Corp.                     947,832                                                        7,614,867
  21,375   Outback Steakhouse, Inc. +               847,091                                                      -----------
  23,000   Safeway, Inc. +                          934,950      TELECOMMUNICATIONS (1.6%)
                                                 ----------        13,600   Verizon Communications, Inc.             584,800
                                                  5,379,737                                                      -----------
                                                 ----------      Total Common Stock (Cost $39,211,605)            35,259,454
ENERGY (7.0%)                                                                                                    -----------
   9,320   ChevronTexaco Corp.                      813,170      SHORT-TERM INVESTMENT (2.6%)
  21,700   Exxon Mobil Corp.                        866,481       952,500   Deutsche Cash Management Fund
  11,500   Smith International, Inc. +              843,870                  (Cost $952,500)                         952,500
                                                 ----------                                                      -----------
                                                  2,523,521      TOTAL INVESTMENTS IN SECURITIES - 99.8%
                                                 ----------      (COST $40,164,105)                              $36,211,954
FINANCIAL (17.1%)                                                                                                -----------
  14,400   American International Group, Inc.       964,368      OTHER ASSETS AND LIABILITIES, NET - 0.2%             61,181
  25,000   Citigroup, Inc.                        1,079,500                                                      -----------
   5,300   Marsh & McLennan Cos., Inc.              534,770      TOTAL NET ASSETS - 100.0%                       $36,273,135
  29,600   Mellon Financial Corp.                 1,098,160                                                      ===========
  17,475   Morgan Stanley Dean Witter & Co.         794,414
  30,000   SouthTrust Corp.                         779,100
  24,750   Washington Mutual, Inc.                  962,033
                                                 ----------
                                                  6,212,345
                                                 ----------


------------------------------------------------
+ Non-income producing security.


See Notes to Financial Statements       10

--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2002
--------------------------------------------------------------------------------

Face                                                              Face
Amount             Security Description            Value          Amount             Security Description            Value
------             --------------------         -----------       ------             --------------------         -----------
MUNICIPAL BONDS (94.8%)                                           $ 300,000   State of Maryland
GENERAL OBLIGATION BONDS (42.7%)                                              4.50% due 03/01/04                     312,153
$  250,000   Anne Arundel County Maryland                           235,000   State of Maryland
             5.00% due 02/15/10                 $   267,365                   5.00% due 04/15/04                     240,750
   500,000   Anne Arundel County Maryland                           475,000   State of Maryland
             4.75% due 02/15/17                     503,515                   5.00% due 10/15/06                     513,903
   500,000   Anne Arundel County Maryland                           625,000   State of Maryland
             4.80% due 02/15/18                     502,255                   4.50% due 02/15/08                     648,469
   350,000   Baltimore County Maryland                              385,000   State of Maryland
             4.13% due 08/01/05                     365,159                   4.00% due 03/01/08                     394,587
   500,000   Baltimore County Maryland                              225,000   State of Maryland
             5.00% due 06/01/07                     539,315                   5.00% due 08/01/08                     242,242
   835,000   Baltimore County Maryland                              500,000   State of Maryland
             4.40% due 08/01/09                     870,128                   4.75% due 03/01/09                     530,310
   500,000   Charles County Maryland                              1,100,000   Montgomery County Maryland
             4.20% due 02/01/11                     509,260                   5.00% due 01/01/10                   1,168,156
   210,000   Frederick County Maryland                              250,000   Montgomery County Maryland
             3.80% due 07/01/07                     215,240                   4.70% due 01/01/13                     256,465
   750,000   Frederick County Maryland                              500,000   Ocean City Maryland
             4.00% due 07/01/08                     770,783                   4.25% due 03/01/11                     506,360
   740,000   Harford County Maryland                                200,000   Washington Suburban Sanitation
             5.00% due 12/01/13                     777,511                   District - General Construction
   670,000   Howard County Maryland                                           4.63% due 06/01/06                     210,132
             4.10% due 02/15/05                     695,004         500,000   Washington Suburban Sanitation
   225,000   Howard County Maryland                                           District - General Construction
             4.30% due 02/15/08                                               4.25% due 06/01/10                     515,570
             Prerefunded 2/15/08 @100               233,802         450,000   Washington Suburban Sanitation
   380,000   Howard County Maryland                                           District - Sewage Disposal
             5.00% due 02/15/08                     408,466                   5.25% due 06/01/07                     490,532
   210,000   Howard County Maryland                                 475,000   Washington Suburban Sanitation
             5.00% due 02/15/09                     223,637                   District - Water Supply
   325,000   State of Maryland                                                4.38% due 06/01/07                     498,760
             4.25% due 08/01/02                     326,482                                                      -----------
   240,000   State of Maryland                                   TOTAL GENERAL OBLIGATION BONDS
             4.00% due 02/15/03                     244,025      (COST $15,173,900)                              $15,543,246
 1,530,000   State of Maryland                                                                                   ===========
             4.50% due 03/01/03                   1,562,910


See Notes to Financial Statements       11

--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2002
--------------------------------------------------------------------------------

Face                                                             Face
Amount             Security Description            Value         Amount             Security Description            Value
------             --------------------         -----------      ------             --------------------         -----------
REVENUE BONDS (52.1%)                                               500,000   Maryland Health & Higher
$  595,000   Baltimore City Maryland                                          Educational Facilities - Charity
             Certificates of Participation -                                  Obligated Group
             Emergency Telecommunication                                      4.75% due 11/01/14                     507,064
             Facility                                               500,000   Maryland Health & Higher
             4.70% due 10/01/06                 $   634,793                   Educational Facilities - Greater
   900,000   Baltimore City Maryland -                                        Baltimore Medical Center
             Convention Center Revenue                                        5.00% due 07/01/20                     490,355
             5.00% due 09/01/19                     908,721         500,000   Maryland Health & Higher
   170,000   Frederick County Maryland -                                      Educational Facilities - Johns
             Educational Facilities Revenue                                   Hopkins University
             for Mount St. Marys College                                      5.00% due 05/15/10                     527,325
             4.55% due 09/01/06                     175,025         500,000   Maryland Health & Higher
   170,000   Frederick County Maryland -                                      Educational Facilities - Johns
             Educational Facilities Revenue                                   Hopkins University
             for Mount St. Marys College                                      5.00% due 07/01/10                     534,760
             4.65% due 09/01/07                     174,107         900,000   Maryland Health & Higher
   695,000   Maryland Community Development                                   Educational Facilities - Johns
             Administration - Infrastructure                                  Hopkins University
             Financing                                                        5.00% due 05/15/11                     946,737
             4.35% due 06/01/06                     729,583         250,000   Maryland Health & Higher
 1,000,000   Maryland Community Development                                   Educational Facilities - Johns
             Administration - Single Family                                   Hopkins University
             Program                                                          5.00% due 07/01/12                     265,063
             4.65% due 04/01/12                   1,014,510         250,000   Maryland Health & Higher
   500,000   Maryland Community Development                                   Educational Facilities - Johns
             Administration - Single Family                                   Hopkins University
             Program                                                          5.00% due 07/01/13                     262,940
             4.75% due 04/01/13                     507,015         500,000   Maryland Health & Higher
   240,000   Maryland State Department of                                     Educational Facilities - Johns
             Transportation                                                   Hopkins University
             4.63% due 09/15/07                     245,609                   4.60% due 05/15/14                     494,240
   500,000   Maryland State Department of                           520,000   Maryland Health & Higher
             Transportation                                                   Educational Facilities - Kennedy
             5.50% due 02/01/10                     551,325                   Kreiger Institute
   410,000   Maryland Economic Development                                    5.30% due 07/01/12                     534,018
             Corporation - Student Housing                          250,000   Maryland Health & Higher
             4.75% due 07/01/07                     424,100                   Educational Facilities - McLean
   500,000   Maryland Economic Development                                    School
             Corporation - Utility                                            5.00% due 07/01/08                     254,118
             Infrastructure                                         315,000   Maryland Health & Higher
             4.00% due 07/01/08                     511,925                   Educational Facilities -
   500,000   Maryland Health & Higher                                         Medlantic/Helix
             Educational Facilities - Board of                                4.00% due 08/15/05                     313,532
             Child Care                                             525,000   Maryland Health & Higher
             4.50% due 07/01/12                     495,190                   Educational Facilities -
   500,000   Maryland Health & Higher                                         Medlantic/Helix
             Educational Facilities - Carroll                                 4.00% due 08/15/06                     519,866
             County General Hospital
             5.00% due 07/01/13                     497,880


See Notes to Financial Statements       12

--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2002
--------------------------------------------------------------------------------

Face                                                             Face
Amount             Security Description            Value         Amount             Security Description            Value
------             --------------------         -----------      ------             --------------------         -----------
REVENUE BONDS (CONCLUDED)                                           530,000   University of Maryland Auxilary
$  190,000   Maryland Health & Higher                                         Facility & Tuition Revenue
             Educational Facilities -                                         4.65% due 10/01/06                     546,382
             University of Maryland Medical                         485,000   University of Maryland Auxilary
             System                                                           Facility & Tuition Revenue
             4.00% due 07/01/05                 $   193,893                   4.00% due 10/01/08                     498,289
   400,000   Maryland Health & Higher                               855,000   University of Maryland Auxilary
             Educational Facilities -                                         Facility & Tuition Revenue
             University of Maryland Medical                                   5.00% due 04/01/09                     909,925
             System                                                                                              -----------
             4.00% due 07/01/06                     406,244      TOTAL REVENUE BONDS
   500,000   Maryland Health & Higher                            (COST $18,572,498)                               18,978,638
             Educational Facilities -                                                                            -----------
             University of Maryland Medical                      TOTAL MUNICIPAL BONDS
             System                                              (COST $33,746,398)                               34,521,884
             5.00% due 07/01/12                     509,300                                                      -----------
   805,000   Maryland Industrial Development
             Financing Authority - American                      SHORT-TERM INVESTMENTS (5.5%)
             Center for Physics, Inc.                            Shares             Security Description            Value
             3.95% due 12/15/07                     828,691      ------             --------------------         -----------
   500,000   Maryland Industrial Development                      1,721,912   Deutsche Tax Free Money Fund         1,721,912
             Financing Authority - Holy Cross                       257,159   Dreyfus Municipal Cash Management
             Health System Corporation                                        Plus Fund                              257,159
             5.50% due 12/01/08                     546,925                                                      -----------
 1,000,000   Maryland Water Quality Financing                    Total Short-Term Investments
             Administration                                      (Cost $1,979,071)                                 1,979,071
             5.30% due 09/01/09                   1,073,750                                                      -----------
   500,000   Montgomery County Maryland                          TOTAL INVESTMENTS IN SECURITIES - 100.3%        $36,500,955
             Housing Opportunity Commission -                                                                    -----------
             Multifamily Revenue                                 (COST $35,725,469)
             4.90% due 05/15/31                     511,394      OTHER ASSETS AND LIABILITIES, NET - 0.3%           (99,421)
   425,000   Montgomery County Maryland                                                                          -----------
             Housing Opportunity Commission -                    TOTAL NET ASSETS - 100.0%                       $36,401,534
             Single Family Mortgage                                                                              ===========
             4.15% due 07/01/08                     434,044


See Notes to Financial Statements       13

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2002
--------------------------------------------------------------------------------

                                                                BROWNIA        BROWNIA       BROWNIA
                                                               SMALL-CAP       GROWTH       MARYLAND
                                                                 GROWTH        EQUITY         BOND
                                                                  FUND          FUND          FUND
                                                              ------------   -----------   -----------
ASSETS
  Total investments, at value (Note 2) (Cost $142,306,957,
    $40,164,105 and $35,725,469, respectively)..............  $126,424,955   $36,211,954   $36,500,955
  Receivables:
    Fund shares sold........................................       126,162        55,250        52,769
    Interest and dividends..................................         7,524        39,803       470,103
    Expense reimbursement from adviser......................            --            --        24,821
  Other Assets..............................................         6,661         2,501         2,527
                                                              ------------   -----------   -----------
Total Assets................................................   126,565,302    36,309,508    37,051,175
                                                              ------------   -----------   -----------
LIABILITIES
  Payables:
    Investment securities purchased.........................            --            --       497,744
    Fund shares redeemed....................................       201,404         1,364            --
    Dividends...............................................            --            --       116,865
  Accrued Liabilities:
    Investment advisory fees (Note 3).......................       115,330            --            --
    Administration fees (Note 3)............................        10,533         3,333         4,237
    Accounting fees (Note 3)................................         3,000         3,000         3,000
    Custodian fees (Note 3).................................         3,739         2,902         1,222
    Transfer agent fees (Note 3)............................         1,719         1,595         1,511
    Other...................................................        30,359        24,179        25,062
                                                              ------------   -----------   -----------
Total Liabilities...........................................       366,084        36,373       649,641
                                                              ------------   -----------   -----------
NET ASSETS..................................................  $126,199,218   $36,273,135   $36,401,534
                                                              ============   ===========   ===========
COMPONENTS OF NET ASSETS
  Paid-in capital...........................................  $155,194,651   $44,377,090   $35,633,946
  Undistributed net investment income (loss)................            --        46,582            --
  Accumulated net realized loss from investments............   (13,113,431)   (4,198,386)       (7,898)
  Unrealized appreciation (depreciation) of investments.....   (15,882,002)   (3,952,151)      775,486
                                                              ------------   -----------   -----------
NET ASSETS..................................................  $126,199,218   $36,273,135   $36,401,534
                                                              ============   ===========   ===========
SHARES OF BENEFICIAL INTEREST...............................    15,277,210     4,786,790     3,539,033
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
    PRICE PER SHARE.........................................  $       8.26   $      7.58   $     10.29


See Notes to Financial Statements       14

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2002
--------------------------------------------------------------------------------


                                                               BROWNIA          BROWNIA        BROWNIA
                                                              SMALL-CAP         GROWTH         MARYLAND
                                                                GROWTH          EQUITY           BOND
                                                                 FUND            FUND            FUND
                                                             ------------     -----------     ----------
INVESTMENT INCOME
  Interest income..........................................  $     84,913     $    26,808     $1,389,265
  Dividend income..........................................            --         314,819             --
                                                             ------------     -----------     ----------
Total Investment Income....................................        84,913         341,627      1,389,265
                                                             ------------     -----------     ----------
EXPENSES
  Investment advisory fees (Note 3)........................     1,254,288         278,631        168,437
  Administration fees (Note 3).............................       118,598          40,000         40,000
  Transfer agency fees (Note 3)............................        21,294          19,448         18,499
  Custody fees (Note 3)....................................        23,889          18,135          7,583
  Accounting fees (Note 3).................................        39,000          39,000         39,000
  Compliance fees..........................................        27,625          19,072          2,067
  Auditing fees............................................        22,400          21,400         21,400
  Trustees fees and expenses...............................         5,462           1,674          1,474
  Miscellaneous expenses...................................        43,792          15,430         28,563
                                                             ------------     -----------     ----------
Total Expenses.............................................     1,556,348         452,790        327,023
  Fees waivers and expense reimbursements (Note 4).........            --        (278,631)      (242,810)
                                                             ------------     -----------     ----------
Net Expenses...............................................     1,556,348         174,159         84,213
                                                             ------------     -----------     ----------
NET INVESTMENT INCOME (LOSS)...............................    (1,471,435)        167,468      1,305,052
                                                             ------------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments.........................    (7,917,121)     (2,444,463)          (403)
  Net change in unrealized appreciation (depreciation) of
    investments............................................   (29,483,534)     (5,703,902)       552,880
                                                             ------------     -----------     ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS............   (37,400,655)     (8,148,365)       552,477
                                                             ------------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................  $(38,872,090)    $(7,980,897)    $1,857,529
                                                             ============     ===========     ==========


See Notes to Financial Statements       15

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         BROWNIA
                                                                       SMALL-CAP
                                                                      GROWTH FUND
                                                              ---------------------------
                                                              JUNE 1, 2001   JUNE 1, 2000
                                                                   TO             TO
                                                              MAY 31, 2002   MAY 31, 2001
                                                              ------------   ------------
OPERATIONS
  Net investment loss.......................................  $ (1,471,435)  $   (926,561)
  Net realized loss on investments..........................    (7,917,121)    (3,702,910)
  Net change in unrealized depreciation of investments......   (29,483,534)    (8,921,220)
                                                              ------------   ------------
Net Decrease in Net Assets Resulting from Operations........   (38,872,090)   (13,550,691)
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Realized Gains............................................            --     (3,649,814)
                                                              ------------   ------------
Net Decrease in Net Assets from Distributions...............            --     (3,649,814)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares............................................    73,368,308     47,645,318
  Reinvestment of distributions.............................            --      3,649,814
  Redemption of shares......................................   (15,952,805)   (14,397,473)
                                                              ------------   ------------
Net Increase from Capital Share Transactions................    57,415,503     36,897,659
                                                              ------------   ------------
Net Increase in Net Assets..................................    18,543,413     19,697,154
NET ASSETS
  Beginning of period.......................................   107,655,805     87,958,651
                                                              ------------   ------------
  End of period.............................................  $126,199,218   $107,655,805
                                                              ============   ============
SHARE ACTIVITY
  Sale of shares............................................     7,631,476      3,914,553
  Reinvestment of distributions.............................            --        308,001
  Redemption of shares......................................    (1,578,631)    (1,361,227)
                                                              ------------   ------------
Net Increase in Shares......................................     6,052,845      2,861,327
                                                              ============   ============


See Notes to Financial Statements       16

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         BROWNIA
                                                                          GROWTH
                                                                      EQUITY FUND
                                                              ---------------------------
                                                              JUNE 1, 2001   JUNE 1, 2000
                                                                   TO             TO
                                                              MAY 31, 2002   MAY 31, 2001
                                                              ------------   ------------
OPERATIONS
  Net investment income.....................................  $   167,468    $    78,060
  Net realized loss on investments..........................   (2,444,463)    (1,454,667)
  Net change in unrealized depreciation of investments......   (5,703,902)    (3,736,063)
                                                              -----------    -----------
Net Decrease in Net Assets Resulting from Operations........   (7,980,897)    (5,112,670)
                                                              -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income on investments......................     (183,059)       (29,176)
                                                              -----------    -----------
Net Decrease in Net Assets from Distributions...............     (183,059)       (29,176)
                                                              -----------    -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares............................................   13,363,114     16,904,688
  Reinvestment of distributions.............................        7,091            896
  Redemption of shares......................................   (6,955,386)    (5,278,233)
                                                              -----------    -----------
Net Increase from Capital Share Transactions................    6,414,819     11,627,351
                                                              -----------    -----------
Net Increase (Decrease) in Net Assets.......................   (1,749,137)     6,485,505
NET ASSETS
  Beginning of period.......................................   38,022,272     31,536,767
                                                              -----------    -----------
  End of period(a)..........................................  $36,273,135    $38,022,272
                                                              ===========    ===========
SHARE ACTIVITY
  Sale of shares............................................    1,567,326      1,684,705
  Reinvestment of distributions.............................          834            100
  Redemption of shares......................................     (828,144)      (545,776)
                                                              -----------    -----------
Net Increase in Shares......................................      740,016      1,139,029
                                                              ===========    ===========
(a) Accumulated undistributed net investment income.........  $    46,582    $    62,173
                                                              ===========    ===========


See Notes to Financial Statements       17

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           BROWNIA
                                                                          MARYLAND
                                                                          BOND FUND
                                                              ---------------------------------
                                                              JUNE 1, 2001   DECEMBER 21, 2000*
                                                                   TO                TO
                                                              MAY 31, 2002      MAY 31, 2001
                                                              ------------   ------------------
OPERATIONS
  Net investment income.....................................  $ 1,305,052       $   407,904
  Net realized loss on investments..........................         (403)           (7,495)
  Net change in unrealized appreciation of investments......      552,880           222,606
                                                              -----------       -----------
Net Increase in Net Assets Resulting from Operations........    1,857,529           623,015
                                                              -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income on investments......................   (1,305,052)         (407,904)
                                                              -----------       -----------
Net Decrease in Net Assets from Distributions...............   (1,305,052)         (407,904)
                                                              -----------       -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares............................................   13,378,310        31,043,662
  Reinvestment of distributions.............................        1,224               322
  Redemption of shares......................................   (7,988,654)         (800,918)
                                                              -----------       -----------
Net Increase from Capital Share Transactions................    5,390,880        30,243,066
                                                              -----------       -----------
Net Increase in Net Assets..................................    5,943,357        30,458,177
NET ASSETS
  Beginning of period.......................................   30,458,177                --
                                                              -----------       -----------
  End of period.............................................  $36,401,534       $30,458,177
                                                              ===========       ===========
SHARE ACTIVITY
  Sale of shares............................................    1,309,491         3,089,086
  Reinvestment of distributions.............................          119                32
  Redemption of shares......................................     (780,541)          (79,154)
                                                              -----------       -----------
Net Increase in Shares......................................      529,069         3,009,964
                                                              ===========       ===========


---------------
* Commencement of operations.


See Notes to Financial Statements       18

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share of each Fund outstanding during the years or periods indicated.

                                            SELECTED DATA FOR A SINGLE SHARE
                        -------------------------------------------------------------------------
                                                                    Distributions                             Assets at
                        Beginning      Net           Net        ---------------------    Ending                End of
                        Net Asset   Investment   Realized and    from Net      from     Net Asset              Period
                        Value Per     Income      Unrealized    Investment   Realized   Value Per   Total      (000's
                          Share       (Loss)     Gain (Loss)      Income      Gains       Share     Return    Omitted)
-----------------------------------------------------------------------------------------------------------------------
BROWNIA SMALL-CAP GROWTH FUND
Year/Period Ended May 31,
2002                     $11.67       (0.10)        (3.31)           --          --      $ 8.26     (29.22)%  $126,199
2001                      13.82       (0.10)        (1.56)           --       (0.49)      11.67     (12.08)%   107,656
2000(c)                   10.00       (0.10)         3.92            --          --       13.82      38.20%     87,959
-----------------------------------------------------------------------------------------------------------------------

BROWNIA GROWTH EQUITY FUND
Year/Period Ended May 31,
2002                     $ 9.40        0.04         (1.82)        (0.04)         --      $ 7.58     (18.96)%    36,273
2001                      10.85        0.02         (1.46)        (0.01)         --        9.40     (13.29)%    38,022
2000(c)                   10.00        0.01          0.85         (0.01)         --       10.85       8.59%     31,537
-----------------------------------------------------------------------------------------------------------------------

BROWNIA MARYLAND BOND FUND
Year/Period Ended May 31,
2002                     $10.12        0.40          0.17         (0.40)         --      $10.29       5.70%     36,402
2001(c)                   10.00        0.17          0.12         (0.17)         --       10.12       2.95%     30,458


                            RATIOS/SUPPLEMENTAL DATA
                       ------------------------------------
                                    Ratios to
                              Average Net Assets(a)
                       ------------------------------------
                          Net                                 Portfolio
                       Investment      Net         Gross      Turnover
                         Income     Expenses    Expenses(b)     Rate
---------------------  ------------------------------------------------
BROWNIA SMALL-CAP GRO
Year/Period Ended May
2002                     (1.17)%      1.24%        1.24%         21%
2001                     (0.95)%      1.25%        1.25%         25%
2000(c)                  (0.80)%      1.25%        1.35%         30%
--------------------------------------------------------------------------------
BROWNIA GROWTH EQUITY
Year/Period Ended May
2002                      0.45%       0.47%        1.22%         50%
2001                      0.22%       0.77%        1.22%         82%
2000(c)                   0.14%       1.00%        1.55%         42%
--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND
Year/Period Ended May
2002                      3.87%       0.25%        0.97%          7%
2001(c)                   3.91%       0.25%        1.28%          2%


---------------
(a) All ratios for periods less than a year are annualized.
(b) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for a Fund.
(c) See Note 1 for dates of commencement of operations.


See Notes to Financial Statements       19

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2002
--------------------------------------------------------------------------------
NOTE 1.  ORGANIZATION

This report relates to BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund and BrownIA Maryland Bond Fund (individually a "Fund", and collectively, the "Funds"). BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund are each diversified series of Forum Funds (the "Trust") while BrownIA Maryland Bond Fund is a non-diversified series of the Trust. The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Both the BrownIA Small-Cap Growth Fund and the BrownIA Growth Equity Fund commenced operations on June 28, 1999, and the BrownIA Maryland Bond Fund commenced operations on December 21, 2000.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - Generally, the Trust determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange on each Fund's business day. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily
available,   are  valued  using  the  last  reported  sales  price  provided  by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                                    BROWNIA                  BROWNIA                 BROWNIA
                                             SMALL-CAP GROWTH FUND      GROWTH EQUITY FUND      MARYLAND BOND FUND
                                             ---------------------      ------------------      ------------------
Undistributed Net Investment Income               $ 1,471,435                 $   --                  $   --
Accumulated Net Realized Gain/(Loss)                       10                     --                      --
Paid-In-Capital                                    (1,471,445)                    --                      --

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly by BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund and are declared daily and paid monthly by BrownIA Maryland Bond Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

The capital loss carryovers available to offset future capital gains, as of May 31, 2002, were as follows:

                                                    BROWNIA                  BROWNIA                 BROWNIA
CAPITAL LOSS CARRYOVERS                      SMALL-CAP GROWTH FUND      GROWTH EQUITY FUND      MARYLAND BOND FUND
-----------------------                      ---------------------      ------------------      ------------------
Expiring 2008                                     $       --                $   65,246                $   --
Expiring 2010                                      5,759,164                 2,430,819                 7,495

For tax purposes, the BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, and BrownIA Maryland Bond Fund have current year deferred post-October capital losses of $6,774,658, $1,000,347, and $403 respectively. These losses will be recognized for tax purposes on the first day of the Funds' next tax year.

EXPENSE ALLOCATION - The Trust is comprised of twenty-three active fund series, and it accounts separately for the assets, liabilities and operations of each series. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to each Fund is Brown Investment Advisory Incorporated (the "Adviser"), a wholly owned subsidiary of Brown
Investment  Advisory  &  Trust  Company.  Pursuant  to  an  Investment  Advisory
Agreement, the Adviser receives an advisory fee from BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, and the BrownIA Maryland Bond Fund at an annual rate of 1.00%, 0.75%, and 0.50% respectively, of each Fund's average daily net assets.

ADMINISTRATOR - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets and 0.075% of each Fund's average daily net assets in excess of $100 million, subject to a minimum fee of $40,000 per year.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from each Fund an annual fee of $18,000, plus certain shareholder account fees and out-of-pocket costs.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") with respect to each Fund under which FAdS is authorized to enter into shareholder service agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship for each Fund. The Funds did not incur shareholder servicing fees for the period ended May 31, 2002.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services, FAcS receives from each Fund an annual fee of $39,000, plus certain amounts based upon the asset levels of the Fund as well as the number and type of portfolio transactions made or positions held by the Fund, and certain out-of-pocket expenses. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives a fee per Fund of 0.01% of the Fund's first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.005% on Fund assets between $2-6 billion

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and  0.0025% on Fund  assets  greater  than $6  billion.  Each Fund also pays an
annual  maintenance  fee  of  $3,600,   certain  transaction  fees  and  certain
out-of-pocket costs.

Certain Officers and Directors of the Trust are Officers or Directors of the above companies.

NOTE 4.  WAIVER OF FEES

The Adviser voluntarily waived fees for the period ended May 31, 2002 with respect to BrownIA Growth Equity Fund in the amount of $278,631. For the period ended May 31, 2002, the Adviser, with respect to BrownIA Maryland Bond Fund, voluntarily waived fees and reimbursed expenses in the amount of $168,437 and $68,061, respectively. For the period ended May 31, 2002, FAdS waived administrative fees of $6,312 for the BrownIA Maryland Bond Fund.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period June 1, 2001 to May 31, 2002 were as follows:

                                                    BROWNIA                  BROWNIA                 BROWNIA
                                             SMALL-CAP GROWTH FUND      GROWTH EQUITY FUND      MARYLAND BOND FUND
                                             ---------------------      ------------------      ------------------
Cost of Purchases                                 $80,919,557              $24,354,832             $10,144,960
Proceeds from Sales                                25,942,542               18,051,046               2,323,768

For federal  income tax purposes,  the tax cost basis of investment  securities,
net  unrealized   appreciation  of  investments,   aggregate  gross   unrealized
appreciation,  aggregate gross unrealized  depreciation for all securities as of
May 31, 2002, were as follows:

                                                    BROWNIA                  BROWNIA                 BROWNIA
                                             SMALL-CAP GROWTH FUND      GROWTH EQUITY FUND      MARYLAND BOND FUND
                                             ---------------------      ------------------      ------------------
Tax Cost Basis                                   $142,886,566              $40,866,079             $35,725,469
Aggregate Gross Unrealized Appreciation            24,051,693                3,774,852                 785,916
Aggregate Gross Unrealized Depreciation           (40,513,304)              (8,428,977)                (10,430)
Net Unrealized Appreciation/Depreciation          (16,461,611)              (4,654,125)                775,486

NOTE 6.  CONCENTRATION OF RISK

BrownIA Maryland Bond Fund invests primarily all of its assets in debt obligations of issuers located in the State of Maryland. An issuer's ability to meet its obligations may be affected by economic or political developments in Maryland.

NOTE 7.  DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                    BROWNIA                  BROWNIA                 BROWNIA
                                             SMALL-CAP GROWTH FUND      GROWTH EQUITY FUND      MARYLAND BOND FUND
                                             ---------------------      ------------------      ------------------
Undistributed Tax-Exempt Income                  $         --              $        --               $116,865
Undistributed Ordinary Income                              --                   46,582                     --
Undistributed Long-Term Gain                               --                       --                     --
Unrealized Appreciation (Depreciation)            (16,461,611)              (4,654,125)               775,486
                                                 ------------              -----------               --------
Total                                             (16,461,611)              (4,607,543)               892,351

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

The tax character of distributions paid during 2002 and 2001 were as follows:

                                      BROWNIA                          BROWNIA                         BROWNIA
                               SMALL-CAP GROWTH FUND             GROWTH EQUITY FUND               MARYLAND BOND FUND
                              ------------------------          ---------------------          ------------------------
                                2002           2001               2002         2001               2002           2001
                              --------      ----------          --------      -------          ----------      --------
Tax-exempt Income             $     --      $       --          $     --      $    --          $1,287,786      $405,602
Ordinary Income                     --              --           183,059       29,176              17,266         2,302
Long-Term Capital Gain              --       3,649,814                --           --                  --            --
                              --------      ----------          --------      -------          ----------      --------
Total                               --       3,649,814           183,059       29,176           1,305,052       407,904

--------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF,
BROWNIA SMALL CAP GROWTH FUND, BROWN IA GROWTH EQUITY FUND AND BROWNIA MARYLAND BOND FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BrownIA Small Cap Growth Fund, BrownIA Growth Equity Fund, and BrownIA Maryland Bond Fund (the "Funds") as of May 31, 2002, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two periods ended May 31, 2002, and the financial highlights for the each of the three periods ended May 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2002, and the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 28, 2002

--------------------------------------------------------------------------------

BROWNIA SMALL-CAP GROWTH, BROWNIA GROWTH EQUITY AND BROWNIA MARYLAND BOND FUND MAY 31, 2002 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - The BrownIA Growth Equity Fund and BrownIA Maryland Bond Fund each paid ordinary income dividends of $183,059 and $17,266 for the tax year ended May 31, 2002. The BrownIA Growth Equity Fund designates 100% of the taxable ordinary income distributed as qualifying for the corporate dividends - received deduction. Of the income dividends paid by the BrownIA Maryland Bond Fund, 98.78% were characterized as tax exempt.

CAPITAL GAIN DIVIDENDS - There were no long-term capital gain dividends paid by the Funds for the tax year ended May 31, 2002.

TRUSTEES AND OFFICERS OF THE TRUST

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                                                                        IN FUND
                                POSITION    LENGTH                                      COMPLEX
     NAME,                      WITH THE    OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS
     AGE AND ADDRESS             TRUST     SERVED(1)       DURING PAST 5 YEARS       BY TRUSTEE(2)    HELD BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
     John Y. Keffer(3)          Chairman    1989 -     Member and Director, Forum         29         Chairman/President,
     Born: July 15, 1942        President   Present    Financial Group, LLC (a                       Monarch Funds
     Two Portland Square                               mutual fund services
     Portland, ME 04101                                holding company)
-----------------------------------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
     Costas Azariadis           Trustee     1989 -     Professor of Economics,            27         None
     Born: February 15, 1943                Present    University of California-
     Department of Economics                           Los Angeles
     University of California                          Visiting Professor of
     Los Angeles, CA 90024                             Economics, Athens
                                                       University of Economics and
                                                       Business 1998 - 1999
-----------------------------------------------------------------------------------------------------------------------------
     James C. Cheng             Trustee     1989 -     President, Technology              27         None
     Born: July 26, 1942                    Present    Marketing Associates
     27 Temple Street                                  (marketing company for
     Belmont, MA 02478                                 small and medium sized
                                                       businesses in New England)
-----------------------------------------------------------------------------------------------------------------------------
     J. Michael Parish          Trustee     1989 -     Partner, Wolfe, Block,             27         None
     Born: November 9, 1943                 Present    Schorr and Solis-Cohen LLP
     40 West 57th Street                               (law firm) since 2002
     New York, NY 10019                                Partner, Thelen Reid &
                                                       Priest LLP (law firm)
                                                       1995 - 2002
-----------------------------------------------------------------------------------------------------------------------------

----------------------------
(1) Term of service is indefinite.
(2) The Fund Complex includes the Trust and four other investment companies for which the Forum Financial Group of companies provide services.
(3) John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to certain Trust series.

--------------------------------------------------------------------------------

BROWNIA SMALL-CAP GROWTH, BROWNIA GROWTH EQUITY AND BROWNIA MARYLAND BOND FUND MAY 31, 2002 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                                                                        IN FUND
                                POSITION    LENGTH                                      COMPLEX
     NAME,                      WITH THE    OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS
     AGE AND ADDRESS             TRUST     SERVED(1)       DURING PAST 5 YEARS       BY TRUSTEE(2)    HELD BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
     OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
     Thomas G. Sheehan          Vice        2000 -     Director of Business              N/A         N/A
     Born: July 17, 1954        President/  Present    Development, Forum
     Two Portland Square        Assistant              Financial Group, LLC
     Portland, ME 04101         Secretary              since 2001
                                                       Managing Director and
                                                       Counsel, Forum Financial
                                                       Group, LLC from
                                                       1993 - 2001
-----------------------------------------------------------------------------------------------------------------------------
     Lisa J. Weymouth           Vice        2001 -     Director and Manager, Forum       N/A         N/A
     Born: May 4, 1968          President/  Present    Shareholder Services, LLC
     Two Portland Square        Assistant              (transfer agent) Director,
     Portland, Maine 04101      Secretary              Forum Administrative
                                                       Services, LLC (mutual fund
                                                       administrator) since 2001
-----------------------------------------------------------------------------------------------------------------------------
     Ronald H. Hirsch           Treasurer   2000-      Managing Director of              N/A         N/A
     Born: October 14, 1943                 Present    Operations, Forum Financial
     Two Portland Square                               Group, LLC since 1999
     Portland, ME 04101                                Member of the Board -
                                                       Citibank Germany
                                                       1991 - 1998
-----------------------------------------------------------------------------------------------------------------------------
     Leslie K. Klenk            Secretary   1998 -     Counsel, Forum Financial          N/A         N/A
     Born: August 24, 1964                  Present    Group, LLC since 1998
     Two Portland Square                               Associate General Counsel,
     Portland, ME 04101                                Smith Barney Inc.
                                                       (brokerage firm)
                                                       1993 - 1998
-----------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information ("SAI") contains additional information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (800) 540-6807.

----------------------------
(1) Term of service is indefinite.
(2) The Fund Complex includes the Trust and four other investment companies for which the Forum Financial Group of companies provide services.

                                      LOGO

                               INVESTMENT ADVISER
                           Brown Advisory Incorporated
                                  Furness House
                                 19 South Street
                            Baltimore, Maryland 21202

                                   DISTRIBUTOR
                            Forum Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                 TRANSFER AGENT
                         Forum Shareholder Services, LLC
                               Two Portland Square
                              Portland, Maine 04101
                                  800-540-6807

       This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.